Exhibit 99.1

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RETIREMENT CENTER COMMUNITIES - SECOND QUARTER 2004
 ($'s in thousands)


                                     RETIREMENT CENTER COMMUNITIES: TOTAL
                                     ------------------------------------

                                            Q1 03       Q2 03       Q3 03       Q4 03        Q1 04      Q2 04
                                          ----------- ----------- ----------- -----------  ----------  ---------
Resident and healthcare revenue             $ 75,355    $ 76,673    $ 79,307    $ 81,390    $ 85,288   $ 85,578
Community operating expense                   51,297      52,079      55,414      55,096      56,791     56,546
Community operating contribution              24,058      24,594      23,893      26,294      28,497     29,032
Community operating margin                     31.9%       32.1%       30.1%       32.3%       33.4%      33.9%

Ending Occupancy                               7,969       8,009       8,560       8,397       8,374      8,424
Ending Occupancy %                             93.3%       93.4%       93.9%       94.6%       94.4%      95.0%

Average Monthly Occupancy                      7,994       7,980       8,148       8,396       8,376      8,382
Monthly Revenue per unit                     $ 3,142     $ 3,203     $ 3,244     $ 3,231     $ 3,394    $ 3,403
Monthly Operating Contribution per unit        1,003       1,027         977       1,044       1,134      1,155


                               RETIREMENT CENTER COMMUNITIES: RENTAL COMMUNITIES
                               -------------------------------------------------

                                            Q1 03       Q2 03       Q3 03       Q4 03        Q1 04      Q2 04
                                          ----------- ----------- ----------- -----------  ----------  ---------
Resident and healthcare revenue             $ 48,297    $ 48,920    $ 51,439    $ 52,853    $ 55,007   $ 55,249
Community operating expense                   30,743      30,998      33,371      32,793      34,326     33,983
Community operating contribution              17,554      17,922      18,068      20,060      20,681     21,266
Community operating margin                     36.3%       36.6%       35.1%       38.0%       37.6%      38.5%

Ending Occupancy                               5,223       5,275       5,780       5,588       5,576      5,595
Ending Occupancy %                             94.5%       94.7%       94.7%       95.3%       95.2%      95.5%

Average Monthly Occupancy                      5,266       5,256       5,385       5,615       5,582      5,576
Monthly Revenue per unit                     $ 3,057     $ 3,102     $ 3,184     $ 3,138     $ 3,285    $ 3,303
Monthly Operating Contribution per unit        1,111       1,137       1,118       1,191       1,235      1,271

                               RETIREMENT CENTER COMMUNITIES: ENTRANCE FEE CCRCs
                               -------------------------------------------------

                                            Q1 03       Q2 03       Q3 03       Q4 03        Q1 04      Q2 04
                                          ----------- ----------- ----------- -----------  ----------  ---------
Resident and healthcare revenue             $ 27,058    $ 27,753    $ 27,868    $ 28,537    $ 30,281   $ 30,329
Community operating expense                   20,554      21,081      22,043      22,303      22,465     22,563
Community operating contribution               6,504       6,672       5,825       6,234       7,816      7,766
Community operating margin                     24.0%       24.0%       20.9%       21.8%       25.8%      25.6%

Ending Occupancy                               2,746       2,734       2,780       2,809       2,798      2,829
Ending Occupancy %                             91.2%       90.8%       92.4%       93.3%       93.0%      94.0%

Average Monthly Occupancy                      2,728       2,724       2,763       2,781       2,795      2,806
Monthly Revenue per unit                     $ 3,306     $ 3,396     $ 3,362     $ 3,420     $ 3,612    $ 3,603
Monthly Operating Contribution per unit          795         816         703         747         932        923

Entrance Fee Sales:
Total Entrance Fee (Independent Living) Units  2,066       2,066       2,066       2,066       2,066      2,066
Ending Occupancy %                             92.5%       92.7%       94.2%       94.9%       95.4%      96.3%

Entrance Fee Sales (in units)                     48          73          90          78          69         84
Entrance Fee Sales                           $ 6,055    $ 10,261    $ 11,482    $ 10,693    $ 10,257   $ 11,976
Refunds paid on Entrance Fee Terminations      2,836       3,685       3,851       3,267       2,433      2,868
Net Resale Cash Flow                           3,219       6,576       7,631       7,426       7,824      9,108


     NOTE: Includes Freedom Square for all periods presented. All periods have been reclassed to conform to this presentation.

     The sales proceeds at entrance fee CCRCs provide a source of financing to the community, thereby reducing the financing costs (interest or lease expense) that it would otherwise incur. As a result of the residents paying an up-front entrance fee, they pay a lower monthly service fee than they would pay at a similar rental community without entrance fees. As a result, entrance fee communities have lower operating margins (but lower non-operating financing costs) than similar rental communities.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - SECOND QUARTER 2004
 ($'s in thousands)


                                         FREE-STANDING ASSISTED LIVING COMMUNITIES
                                         -----------------------------------------

                                                Q1 03        Q2 03         Q3 03        Q4 03         Q1 04        Q2 04
                                             ------------  -----------  ------------  -----------  ------------  -----------
Resident and healthcare revenue                 $ 19,953     $ 20,705      $ 21,227     $ 21,697      $ 22,663     $ 23,532
Community operating expense                       16,949       16,819        16,589       16,565        17,061       17,519
Community operating contribution                   3,004        3,886         4,638        5,132         5,602        6,013
Community operating margin                         15.1%        18.8%         21.8%        23.7%         24.7%        25.6%

Ending Occupancy                                   2,291        2,311         2,340        2,368         2,394        2,456
Ending Occupancy %                                 80.9%        81.5%         82.6%        83.4%         84.3%        86.5%


Average Monthly Occupancy                          2,282        2,298         2,316        2,357         2,384        2,430
Monthly Revenue per unit                         $ 2,915      $ 3,003       $ 3,055      $ 3,068       $ 3,169      $ 3,228
Monthly Operating Contribution per unit              439          564           668          726           783          825


     NOTE: Excludes two non-consolidated joint ventures. All periods have been reclassed to conform to this presentation.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE CASH FLOW
 ($'s in thousands)

                                                                          Three months     Six months
                                                                             ended            ended
                                                                          March 31,2004    June 30, 2004
                                                                          -------------    -------------

Loss from continuing operations                                                $ (4,800)        $ (7,346)

Adjustments to reconcile loss from continuing operations
     to net cash provided by operating activities:
         Depreciation and amortization                                            8,432           16,114
         Interest accretion on bond conversions                                     196              209
         Amortization of deferred entrance fee revenue / termination gains       (4,526)          (8,745)
         Proceeds from entrance fee sales, net of refunds                         7,553           16,748
         Amortization of deferred gain on sale-leaseback transactions            (2,546)          (5,078)
         Minority interest in earnings of consolidated subsidiaries                 962            1,825
         Losses from unconsolidated joint ventures                                  144              220
         (Gain) loss on sale of assets                                             (105)            (111)
                                                                               ---------        ---------

Net cash provided by continuing operations (before
     changes in assets and liabilities, exclusive of acquisitions
     and sale leaseback transactions)                                             5,310           13,836

     Accrued but unpaid HCPI interest due at mezzanine loan maturity              1,988            4,074
     Adjustments for lease escalators and other accruals                          1,689            3,362
     Additions to land, building and equipment                                   (4,665)          (9,572)
         Plus:  Development expenditures (funded separately)                        706            1,043
     Distributions to minority interest holders                                  (1,068)          (2,225)
     Principal reductions in master trust liability                                (322)            (634)
                                                                               ---------        ---------

Free cash flow before principal payments                                          3,638            9,884

     Principal payments on long-term debt, net of amounts paid
         as part of a refinancing transaction                                    (2,506)          (5,033)
                                                                               ---------        ---------
Free cash flow                                                                  $ 1,132          $ 4,851
                                                                               =========        =========


                                                                                   Quarter Ended
                                                                          ------------------------------
                                                                          March 31,2004    June 30, 2004

Loss from continuing operations                                                $ (4,800)        $ (2,546)

Adjustments to reconcile loss from continuing operations
     to net cash provided by operating activities:
         Depreciation and amortization                                            8,432            7,682
         Interest accretion on bond conversions                                     196               13
         Amortization of deferred entrance fee revenue / termination gains       (4,526)          (4,219)
         Proceeds from entrance fee sales, net of refunds                         7,553            9,195
         Amortization of deferred gain on sale-leaseback transactions            (2,546)          (2,532)
         Minority interest in earnings of consolidated subsidiaries                 962              863
         Losses from unconsolidated joint ventures                                  144               76
         (Gain) loss on sale of assets                                             (105)              (6)
                                                                               ---------        ---------

Net cash provided by continuing operations (before
     changes in assets and liabilities, exclusive of acquisitions
     and sale leaseback transactions)                                             5,310            8,526

     Accrued but unpaid HCPI interest due at mezzanine loan maturity              1,988            2,086
     Adjustments for lease escalators and other accruals                          1,689            1,673
     Additions to land, building and equipment                                   (4,665)          (4,907)
         Plus:  Development expenditures (funded separately)                        706              337
     Distributions to minority interest holders                                  (1,068)          (1,157)
     Principal reductions in master trust liability                                (322)            (312)
                                                                               ---------        ---------
Free cash flow before principal payments                                          3,638            6,246

     Principal payments on long-term debt, net of amounts paid
         as part of a refinancing transaction                                    (2,506)          (2,527)
                                                                               ---------        ---------
Free cash flow                                                                  $ 1,132          $ 3,719
                                                                               =========        =========



     Given the Company's high leverage and reported operating losses, the Company believes that

     Free Cash Flow is a useful liquidity measurement for investors in analyzing the Company's progress.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - SECOND QUARTER 2004
 ($'s in thousands)


INCLUDING ENTRANCE FEE COMMUNITIES:
-----------------------------------
                                                      Three months ended June 30,               $              %
                                                      ---------------------------
                                                       2004                 2003              Change        Change
                                                      -----------           ----------        --------      ----------

Resident & Healthcare revenue                           $ 102,330             $ 93,562         $ 8,768           9.4%
Community operating expense                                69,728               66,375           3,353           5.1%
                                                      -----------           ----------        --------      ----------
Community operating contribution                         $ 32,602             $ 27,187           5,415          19.9%
Community operating margin                                  31.9%                29.1%


# Locations                                                    56                   56
Avg. Occupancy                                              92.1%                90.1%
Avg. Occupied Units                                        10,084                9,855           $ 229           2.3%
Avg. Mo. Revenue/unit                                       3,383                3,165             218           6.9%
Avg. Mo. Operating Contribution/unit                        1,078                  920             158          17.2%


EXCLUDING ENTRANCE FEE COMMUNITIES:
-----------------------------------
                                                      Three months ended June 30,               $              %
                                                      ---------------------------
                                                       2004                 2003              Change        Change
                                                      -----------           ----------        --------      ----------
Resident & Healthcare revenue                            $ 72,001               65,809         $ 6,192           9.4%
Community operating expense                                47,165               45,294           1,871           4.1%

Community operating contribution                         $ 24,836             $ 20,515           4,321          21.1%
Community operating margin                                  34.5%                31.2%



# Locations                                                    50                   50
Avg. Occupancy                                              91.7%                89.9%
Avg. Occupied Units                                         7,279                7,126           $ 153           2.1%
Avg. Mo. Revenue/unit                                       3,297                3,078             219           7.1%
Avg. Mo. Operating Contribution/unit                        1,137                  960             178          18.5%


     * This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared. One community with an expansion that opened in May 2003 and two communities that were acquired in August 2003 have been excluded from this presentation.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - SECOND QUARTER 2004
(in thousands, except %)


                                                   Three months ended June 30,       Three months ended June 30,
                                                   ---------------------------       ---------------------------
                                                      2004               %              2003               %
                                                   ------------     ------------     ------------     ------------

COMPOSITION
-----------
Revenues:
    Retirement Centers
      Independent living                               $ 36,171            32.8%         $ 33,065            33.6%
      Assisted living                                    14,337            13.0%           12,375            12.6%
      Skilled Nursing                                    19,071            17.3%           17,933            18.2%
      Ancillary Services (including Therapy)             13,559            12.3%           10,878            11.1%
      Amortization of Deferred Entrance Fee Revenue       2,440             2.2%            2,422             2.5%
                                                   ------------     ------------     ------------     ------------
                                                         85,578            77.7%           76,673            77.9%

    Free-Standing Assisted Living
      Assisted living                                    21,152            19.2%           18,713            19.0%
      Ancillary Services (including Therapy)              2,380             2.2%            1,992             2.0%
                                                   ------------     ------------     ------------     ------------
                                                         23,532            21.4%           20,705            21.0%

    Total Resident and Healthcare Revenue               109,110            99.1%           97,378            99.0%

    Management and Contract Services                        515             0.5%              383             0.4%
    Reimbursed Expenses                                     524             0.5%              613             0.6%
                                                   ------------     ------------     ------------     ------------
                                                          1,039             0.9%              996             1.0%
                                                   ------------     ------------     ------------     ------------
    Total Revenues                                    $ 110,149           100.0%         $ 98,374           100.0%


BY PAYOR
--------
    Private Pay                                        $ 93,907            85.3%         $ 85,373            86.8%
    Medicare                                             13,487            12.2%           10,593            10.8%
    Medicaid                                              2,755             2.5%            2,408             2.4%
                                                   ------------     ------------     ------------     ------------
    Total                                             $ 110,149           100.0%         $ 98,374           100.0%


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - SECOND QUARTER 2004



UNIT CAPACITY BY COMMUNITY TYPE                                                             Post 7/15/2004
                                                               At June 30, 2004            HCPI Transaction
                                                          --------------------------- ---------------------------
                                                           Locations      Capacity     Locations      Capacity
                                                          ------------  ------------- -------------  ------------
Rental Retirement Centers:
      Owned-100%                                                    3            523             2           272
      Leased                                                       19          5,337            20         5,588
      Managed with purchase rights                                  -              -             -             -
      Managed - other                                               3            713             3           713
                                                          ------------  ------------- -------------  ------------
                                                                   25          6,573            25         6,573

Entrance Fee Retirement Centers:
      Owned-100%                                                    4          1,722             2           712
      Leased                                                        1            554             3         1,564
      Managed-Freedom Square                                        1            735             1           735
      Managed-other                                                 2            475             2           475
                                                          ------------  ------------- -------------  ------------
                                                                    8          3,486             8         3,486

Free-Standing AL's:
      Owned-100%                                                    9            868             9           868
      Owned-Joint Venture                                           3            254             2           163
      Leased                                                       21          1,880            22         1,971
                                                          ------------  ------------- -------------  ------------
                                                                   33          3,002            33         3,002

All Communities:
      Owned-100%                                                   16          3,113            13         1,852
      Owned-Joint Venture                                           3            254             2           163
      Leased                                                       41          7,771            45         9,123
      Managed with purchase rights                                  -              -             -             -
      Managed-Freedom Square                                        1            735             1           735
      Managed-other                                                 5          1,188             5         1,188
                                                          ------------  ------------- -------------  ------------
                                                                   66         13,061            66        13,061



Note: Leased communities include both operating and capital leases. Two of the three Owned-Joint Ventures are managed and are not consolidated. Freedom Square is consolidated due to the variable interest entity rules set forth in FIN 46.

          At June 30, 2004, the company leased or managed 5 communities with total capacity of 2,219 units in which a purchase option is available to the company. After July 15, 2004, the company obtained purchase options on 3 communities with a capacity of 1,101 units in conjunction with the HCPI transaction. Subsequent to the transaction, the company has a purchase option interest in 8 communities with a total capacity of 3,320 units.